SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2002

CALPINE CORPORATION

(A Delaware Corporation)

Commission File Number: 001-12079

I.R.S. Employer Identification No. 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

ITEM 5. OTHER EVENTS

On May 2, 2002, Calpine Corporation announced financial and operating results for the quarter ended March 31, 2002, and provided an update of its liquidity position.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

         99.0     Press Release dated May 2, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By: /s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and Controller
Chief Accounting Officer

May 3, 2002

EXHIBIT INDEX

         99.0     Press Release dated May 2, 2002